united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22572

Multi-Strategy Growth & Income Fund

(Exact name of registrant as specified in charter)

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

The Corporation Trust Company – Corporation Trust Center

1209 Orange Street, Wilmington, Deleware 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 02/28

Date of reporting period: 8/31/18

Item 1. Reports to Stockholders.

MULTI-STRATEGY
GROWTH & INCOME FUND

SEMI-ANNUAL REPORT
August 31, 2018

INVESTOR INFORMATION: (855) 601-3841

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Multi-Strategy Growth & Income Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Semi-Annual 2018 Commentary

In August, we announced an agreement with Destra Capital Investments LLC (“Destra”) to sub-distribute the Multi-Strategy Growth & Income Fund to brokers, advisors and financial intermediaries. We are pleased to have Destra representing the Fund and look forward to expanding the offering of this sophisticated, endowment-based alternative investment process to the financial advisor community.

For the six months ending 08/31/2018 financial markets saw the US outperform global markets, which has been inconsistent with much of the economic data. Perceived risks surrounding the Chinese-US trade tensions, emerging market contagion risks, and EU budget & membership issues dominated the macro-trades. The S&P 500 was up 8.0% while the Barclays US Aggregate Bond Index was up 1.2%.

The US economy continues to power along – the Atlanta Fed estimated US economic GDP growth would hit a 4.1% annual pace in the third quarter of 2018. Unemployment rates remain low at 3.9%, participation rates remained flat, and wages are inching higher. Recession probabilities remain muted at roughly 1%.

US companies reported strong earnings growth of 25.0% for the quarter ending in June 2018. Continued capital repatriation, capital expenditure growth, consumer spending (& sentiment), and rising inflation expectations seem to point towards the upward inertia of earnings growth.

During August, the Federal Reserve held the Federal Funds Rate range constant at 1.75% - 2.00%; however, they increased the amount of US Treasury and Agency Mortgage Back Securities allowed to mature off their balance sheet from $18 and $12 billion to $24 and $16 billion per month, respectively. The US 2-10 year spread narrowed from 62 bps to 24 bps, and this yield curve flattening drove chatter about possibilities of a pending curve inversion

As a result of diverging monetary policies amongst the US compared to the rest of the globe, higher inflation expectations for the US economy and global uncertainty, the US dollar continued to rally strongly, up 4.1%. In addition, the Chinese yuan devalued significantly relative to the US dollar by 7.9% as capital searched for a temporary home outside of China due to worries of a slowdown and negative government intervention. The damage in these markets was substantial with the MSCI Emerging Markets (MSCI Emerging Markets Index) down 10.2%, Chinese H-Shares (Hang Seng Index) and Chinese A-Shares (FTSE China A50 Index) down 9.6% and 15.3%, respectively.

Performance in other alternative asset classes was generally positive. Both REITs and BDCs made strong comebacks from early-2018 weakness. The Bloomberg Commodity Index declined over the period from 88.14 to 83.77, a 5% decline. This underlies the volatility we have seen in global markets caused by the trade war/tariff spat between the US and China. However, Energy and MLPs bucked the commodity trend and saw positive performance during the period. Part of this move was a relative value play – buy the laggards – and part of it was technical as both MLPs and REITs have been substantially oversold.

Performance

The fund had a decent start to our fiscal year up 1.84% for the six months ending 08/31/2018. However, the fund underperformed its benchmark, the Morningstar US Closed-End Multialternative Index, which gained 2.10% over the same time period.

		Performance
Asset Class	Index	August	6 Month	YTD	1-Year	3-Year	5-Year	Inception
MSGI	Multi-Strategy Growth & Income Fund	0.8%	1.8%	-1.4%	-0.2%	3.1%	4.0%	4.8%
Non-Traditional
Multi-Asset Class	Morningstar US Closed-End Multialternative Index	-1.0%	2.1%	-4.9%	-9.9%	-2.4%	0.3%	0.3%
REITs	FTSE NAREIT All Equity REITs	2.4%	15.9%	4.3%	6.1%	10.7%	10.9%	9.4%
Mortgage REITs	FTSE NAREIT Mortgage REITs	0.2%	16.0%	4.5%	5.8%	14.1%	11.4%	9.5%
BDCs	Wells Fargo BDC	1.3%	14.8%	8.5%	9.4%	9.1%	5.4%	8.1%
MLPs	Alerian MLP	0.1%	8.3%	1.5%	-0.7%	-8.0%	-8.6%	-5.4%
Hedge Funds	UBS ETF HFRX Global HF	0.3%	-1.1%	-3.8%	-1.7%	-1.3%	-1.7%	-1.1%
Commodities	Bloomberg Commodity Index	-1.9%	-5.0%	-5.0%	-1.1%	-2.4%	-7.5%	-8.3%
US Dollar	Bloomberg US Dollar Spot Index	0.7%	4.1%	2.0%	1.3%	-0.7%	2.7%	2.9%
Traditional
Bonds	Barclays US Aggregate Bond	0.6%	1.2%	-1.0%	-1.1%	1.8%	2.5%	2.1%
Equities	S&P 500 Index	3.0%	8.0%	8.5%	17.4%	13.7%	12.2%	12.0%
Volatility	Chicago Board Options Exchange SPX Volatility Index	0.2%	-35.2%	16.5%	21.4%	-23.2%	-5.4%	-1.8%

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so shares may be worth more or less than their original cost when redeemed. Past performance is no guarantee of future results. The Fund’s Total Annual Expenses are 3.58% for Class A (inception date 3/16/2012), 4.08% for Class L (inception date 7/2/2014), 4.32% for Class C (inception date 7/2/2014), and 3.31 for Class I (inception date 7/2/2014). A fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call (800) 825-0937 or visit our website, www.growthandincomefund.com.

FY 2019 1H Top 5 Attribution

Name	Strategy
Clarion Lion Industrial Trust	Real Assets
NorthStar Healthcare Income Inc	Real Assets
Collins Masters Access Fund, Ltd.	Hedge Strategies
Clarion Lion Properties Fund	Real Assets
Hospitality Investors Trust	Real Assets

Bouncing back from a challenging first 2-3 months of the year, REITs like Northstar Healthcare Income and Hospitality Investors Trust that focus on the healthcare and hotel sectors had a good six months, as oversold conditions indicated that the market had overreacted to concerns about economic growth. Fund performance benefited from an additional opportunistic decision to add several liquid REITs on our watch list during late calendar Q1 and early Q2, to further take advantage of what we felt was a temporary dislocation in the marketplace.

As evidenced by the Clarion Lion Industrial Trust and Lion Property Fund, institutional-quality stabilized real estate continue to deliver significant value to the portfolio despite based largely upon strong underlying net operating income and favorable occupancy trends from portfolio holdings. Finally, outperforming average performance of peers, the Collins Masters Access Fund, a diversified and risk managed group of several individual hedge fund investments, proved a steady contributor during the period. It was up 0.41% during the quarter with Two Sigma Spectrum the biggest contributor and Greenlight Capital the biggest detractor.

FY 2019 1H Bottom 5 Attribution

Name	Strategy
American Finance Trust, Inc.	Real Assets
Applied Materials Inc	Traditional Equity
NXP Semiconductors NV	Traditional Equity
Colony Credit Real Estate, Inc.	Real Assets
Credit Suisse X-Links Gold Shares Covered Call	Real Assets

In large part, negative performance was the result of security-specific challenges during the six months largely related to individual non-listed securities being listed and actively trading. Specifically, the exchange listing of American Finance Trust was by far the largest detractor, costing the Fund more than -1.6%, including income received. No other position accounted for even 25% of that total. The majority of the performance detraction from the exchange listing of Colony Credit Real Estate, Inc. was felt during February, but some remnants remained during the March through August period as well. The positive note to these is that these are one-time events, and given where the two REITs are priced now, there is an argument to be made that they are trading below the average peer discount to intrinsic value, and there is some potential upside from here.

As part of our short-term opportunistic trading portfolio, Applied Materials was the biggest detractor. While fundamentals remain strong and valuations are attractive, sentiment was consumed by trade fears and the impact on global supply chains and capital spending in the technology sector. Trade war rhetoric between the U.S. and China led to the negation of the NXPI-Qualcomm merger, and the accompanying selloff caused NXP to decline significantly. However, part of the thesis behind holding this name in the Merger liquid sleeve sub-allocation was based on the fundamental value of the company, and we believe the current selloff was too extreme. Lastly, the Credit Suisse X-Links Gold Shares Covered Call Strategy, is an ETF held in the liquid portfolio that generates income by trading options around a core position in gold. It was down directionally with gold as the US dollar strengthened during the period.

Asset Allocation

We have been discussing the Fund’s investment approach, which is modeled after the Endowment Model in utilizing alternative and illiquid investments to enhance return and lower volatility. We believe the best example of this approach in the Yale Endowment, headed by David Swenson. You’ll see below how different Yale’s asset allocation is relative to its peers (Educational Institution Mean).

Some notable comparisons with the Fund:

As of August 31, 2018
			Educational
			Institution	ENDOW
	MSGI	Yale	Mean	Index
Traditional Equity	14%	19%	44%	36%
Traditional Fixed Income	9%	5%	9%	8%
Private Equity / Credit / VC	21%	31%	10%	17%
Hedge Strategies	14%	25%	22%	19%
Real Assets	42%	19%	11%	15%
Other (including cash)	—	1%	4%	5%
	100%	100%	100%	100%

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

■	Real Assets, which include investments like direct real estate, oil & gas, timberland and agriculture, represent the highest allocation in the Fund and Yale’s third highest allocation. The Endowment

Institution Mean is well below both the Fund and Yale at 11%. For the Fund, this is mostly real estate – remember, according to our prospectus, the Fund must have at least 25% of its total portfolio in real estate assets.

■	The Fund’s Private Equity / Credit / VC allocation at 21% is below the Yale Endowment’s 31% allocation (it’s largest), but well above the Educational Institutional Mean. With the commitment to the Levine Leichtman Capital Partners investment called over time, as well as an additional significant commitment approved to the Stepstone Capital Partners IV LP, an institutional private equity co-investment fund, we expect the Fund’s exposure to this strategy class to increase over the next several years. This allocation would also include Arboretum, a new equipment leasing investment made with extraordinary directly-negotiated terms exclusive to MSGI, which may increase in size over time as well. The Private Equity / Credit / VC arena as a whole continues to be one to which we are prioritizing additional opportunities.

■	The Fund’s allocation to Hedge Strategies remain below Yale’s and the Education Institution Mean due largely to the fact the Fund is limited (from a regulatory perspective) to a maximum allocation to hedge funds of 15%.

■	Liquid holdings, Traditional Equity and Fixed Income, are similar. However, the Educational Institution Mean is very different – most endowments have over 50% of their portfolios in traditional equity and fixed income. For the Fund, the primary purpose of this allocation is to provide liquidity over time and generate current income and capital appreciation.

Index Definitions

FTSE NAREIT All Equity REIT index is a free-float adjusted, market capitalization weighted index of U.S. equity REITs. Constituents of the index include all tax qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

FTSE NAREIT Mortgage REIT index is a free-float adjusted, market capitalization weighted index of U.S. Mortgage REITs. Mortgage REITs include all tax-qualified REITs with more than 50 percent of total assets invested in mortgage loans or mortgage-backed securities secured by interests in real property.

Wells Fargo BDC Index is a float adjusted, capitalization-weighted Index that is intended to measure the performance of all Business Development Companies that are listed on the New York Stock Exchange or NASDAQ and satisfy specified market capitalization and other eligibility requirements. To qualify as a BDC, the company must be registered with the Securities and Exchange Commission and have elected to be regulated as a BDC under the Investment Company Act of 1940.

Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. An investment may not be made directly in an index. Past performance is no guarantee of future results.

UBS ETF HFRX Global Hedge Fund Index is designed to be a representative benchmark of the overall hedge fund universe and is asset weighted based on the distribution of assets in the hedge fund industry. The Index is comprised of all the eligible hedge funds falling within the four principal strategy groups: equity hedge, event driven, macro/CTA, and relative value arbitrage.

Morningstar US Closed-End Multialternative Index represents closed end funds that have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

Barclays US Aggregate Bond Index: An index commonly used as a benchmark by both passive and active investors to measure portfolio performance relative to the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market. It is also an informational measure of broad market returns commonly applied to fixed income instruments.

An investment cannot be made directly in an index. Past performance is no guarantee of future results.

Note that comparing the performance to a different index might have materially different results than those shown. Any views and opinions expressed herein are not meant to provide investment advice and there is no guarantee that they will come to pass.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the MultiStrategy Growth & Income Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling (855) 601-3841. The prospectus should be read carefully before investing.

The Multi-Strategy Growth & Income Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. LCM Investment Management, conducting business as Lucia Capital Management, is not affiliated with Northern Lights Distributors, LLC. 7594-NLD-10/19/2018

Multi-Strategy Growth & Income Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2018

The Fund’s performance figures for the periods ended August 31, 2018, compared to its benchmarks:

						Annualized Since
	Six	One	Annualized	Annualized	Annualized Since	Inception Class C,
Total Returns as of August 31, 2018	Months	Year	Three Year	Five Year	Inception Class A*	Class I and Class L **
Multi-Strategy Growth & Income Fund
Class A:
Without Load	1.84%	(0.15)%	3.06%	3.99%	4.77%	—
With Load	(4.00)%	(5.90)%	1.03%	2.82%	3.86%	—
Class C	1.45%	(0.85)%	2.31%	—	—	1.16%
Class I	2.00%	0.13%	3.49%	—	—	2.21%
Class L:
Without Load	1.60%	(0.66)%	2.56%	—	—	1.42%
With Load	(0.42)%	(2.67)%	1.26%	—	—	0.50%
Bloomberg Barclays U.S. Aggregate Bond Index	1.15%	(1.05)%	1.76%	2.49%	2.13%	1.97%
S&P 500 Total Return Index	7.96%	19.66%	16.11%	14.52%	14.26%	11.97%

*	Class A commenced operations on March 16, 2012.

**	Class C, Class I and Class L commenced operations on July 2, 2014.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total returns are calculated using the traded net asset value (“NAV”) on August 31, 2018. Total return is calculated assuming reinvestment of all dividends and distributions. The Fund’s total gross annual operating expenses, per its prospectus (“Prospectus”) dated July 1, 2018, as supplemented August 21, 2018, including underlying funds, are 3.20%, 3.96%, 3.00%, and 3.67% for Class A, Class C, Class I and Class L shares, respectively. The Fund’s total net annual operating expenses, excluding underlying funds, are 1.98%, 2.72%, 1.72%, and 2.47% for Class A, Class C, Class I and Class L shares, respectively, per the Prospectus. Class A and Class L shares of the Fund are subject to a maximum sales load imposed on purchases of 5.75% and 2.00%, respectively. Class C and Class I are not subject to a sales load. The chart does not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or the redemption of the Fund shares. For performance data current to the most recent month-end, please call 1-855-601-3841.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
August 31, 2018

Shares	Security	Value
	COMMON STOCKS - 6.67%
	ENTERTAINMENT - 0.34%
10,988	Cedar Fair LP	$583,902

	LISTED BUSINESS DEVELOPMENT COMPANIES - 2.19%
25,194	Ares Capital Corp	439,887
51,792	BlackRock Capital Investment Corp.	324,736
30,782	FS Investment Corp.	235,482
33,990	Garrison Capital, Inc.	297,413
24,505	Golub Capital BDC, Inc.	468,046
17,971	New Mountain Finance Corp.	247,101
27,634	PennantPark Floating Rate Capital Ltd.	375,822
27,852	TPG Specialty Lending, Inc.	558,433
27,527	TriplePoint Venture Growth BDC Corp.	361,154
32,516	WhiteHorse Finance, Inc.	450,672
		3,758,746
	PIPELINES - 0.27%
4,585	Buckeye Partners LP	161,667
19,618	Enable Midstream Partners LP	305,452
		467,119
	PRIVATE EQUITY - 1.32%
30,249	Hercules Capital, Inc.	408,966
14,289	Icahn Enterprises LP	1,097,538
32,700	The Carlyle Group LP	758,640
		2,265,144
	RETAIL - DISCRETIONARY - 0.49%
4,800	Alibaba Group Holding Ltd.	840,048

	SEMICONDUCTORS - 2.06%
25,000	Applied Materials, Inc.	1,075,500
26,300	NXP Semiconductors NV *	2,449,582
		3,525,082

	TOTAL COMMON STOCKS	11,440,041
	(Cost - $12,153,261)

	EXCHANGE TRADED NOTES - 2.43%
216,226	Credit Suisse X-Links Gold Shares Covered Call ETN	1,770,891
123,305	Credit Suisse X-Links Silver Shares Covered Call ETN	829,843
83,000	Cushing 30 MLP Index ETN	1,576,519
	TOTAL EXCHANGE TRADED NOTES	4,177,253
	(Cost - $4,506,177)

	REAL ESTATE INVESTMENT TRUSTS - 40.77%
	LISTED REAL ESTATE INVESTMENT TRUSTS - 6.03%
40,800	American Campus Communities, Inc.	1,710,744
190,706	Colony Credit Real Estate, Inc.	3,829,377
41,500	CoreCivic, Inc.	1,074,435
9,660	CoreSite Realty Corp.	1,125,100
19,440	CyrusOne, Inc.	1,301,702
45,000	Granite Point Mortgage Trust, Inc.	861,300
17,450	The GEO Group, Inc.	442,707
	TOTAL LISTED REAL ESTATE INVESTMENT TRUSTS	10,345,365

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
August 31, 2018

Shares	Security	Value

	NON-LISTED REAL ESTATE INVESTMENT TRUSTS - 19.60%
222,718	American Finance Trust #	$3,507,806
228,122	Carey Watermark Investors, Inc. #	2,449,149
290,378	Healthcare Trust, Inc. #	5,999,262
198,378	Hines Global REIT, Inc. #	1,791,727
456,540	Hospitality Investor Trust, Inc. # *	6,530,593
1,081,081	NorthStar Health Care Income, Inc. #	8,921,181
764,346	N1 Liquidating Trust #	557,973
388,931	Steadfast Income REIT, Inc. #	3,888,181
	TOTAL NON-LISTED REAL ESTATE INVESTMENT TRUSTS	33,645,872

	PRIVATE REAL ESTATE INVESTMENT TRUSTS - 15.14%
7,354	Clarion Lion Industrial Trust #	13,136,936
661,928	Cottonwood Residential, Inc. #	12,851,393
	TOTAL PRIVATE REAL ESTATE INVESTMENT TRUSTS	25,988,329

	TOTAL REAL ESTATE INVESTMENT TRUSTS	69,979,566
	(Cost - $54,483,793)

	NON-LISTED BUSINESS DEVELOPMENT COMPANIES - 6.79%
382,970	Business Development Corporation of America #	3,140,356
745,598	Cion Investment Corp. #	6,979,172
211,949	Sierra Income Corp. #	1,540,872
	TOTAL NON-LISTED BUSINESS DEVELOPMENT COMPANIES	11,660,400
	(Cost - $12,962,456)

	PRIVATE BUSINESS DEVELOPMENT COMPANIES - 3.36%
378,646	Owl Rock Capital Corp. # (Cost $5,789,786)	5,759,199

	PRIVATE INVESTMENT FUNDS - 24.49%
1	AIF SPV, LLC #	—
14	AIM Infrastructure MLP Fund II LP #	4,281,151
1	Arboretum Core Asset Fund, L.P. #	2,500,000
9,910	Clarion Lion Properties Fund #	14,575,543
1	Levine Leichtman Capital Partners VI, LP #	2,081,244
9,076	Mosaic Real Estate Credit, LLC #	10,000,000
3	Ovation Alternative Income Fund #	7,759,781
1	Stepstone Capital #	825,624
	TOTAL PRIVATE INVESTMENT FUNDS	42,023,343
	(Cost - $40,717,329)

	CLOSED-END FUNDS - 10.37%
92,641	Apollo Tactical Income Fund, Inc.	1,440,568
125,086	BlackRock Debt Strategies Fund, Inc.	1,418,475
114,153	BlackRock Multi-Sector Income Trust	2,013,659
58,623	Blackstone/GSO Long-Short Credit Income Fund	962,003
53,000	Brookfield Real Assets Income Fund, Inc.	1,238,080
80,314	Cohen & Steers REIT and Preferred Income Fund, Inc.	1,607,886
98,042	DoubleLine Income Solutions Fund	1,997,116
40,000	First Trust Energy Income and Growth Fund	898,400
163,047	Flaherty & Crumrine Dynamic Preferred and Income Fund, Inc.	3,979,977
71,536	John Hancock Premium Dividend Fund	1,162,460
78,964	Western Asset Emerging Markets Debt Fund, Inc.	1,071,541
	TOTAL CLOSED-END FUNDS	17,790,165
	(Cost - $17,913,566)

	HEDGE FUND - 16.40%
25,420	Collins Master Access Fund Ltd. # *	28,150,191
	TOTAL HEDGE FUNDS
	(Cost - $25,677,450)

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
August 31, 2018

Shares	Security	Value

	SHORT-TERM INVESTMENT - 0.35%
	MONEY MARKET FUND - 0.35%
606,241	Fidelity Investments Money Market Funds - Treasury Portfolio, Class I, 1.56% +	$606,241
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $606,241)

	TOTAL INVESTMENTS - 111.63%
	(Cost - $174,810,059)	$191,586,399
	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.63)%	(19,952,482)
	NET ASSETS - 100.00%	$171,633,917

LLC - Limited Liability Company

LP - Limited Partnership

NV - Naamloze Vennootschap

REIT - Real Estate Investment Trust

*	Non-income producing security.

#	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $147,227,334 or 85.78% of net assets.

+	Money market fund; interest rate reflects the seven-day effective yield on August 31, 2018.

Portfolio Composition as of August 31, 2018

Percent of Net Assets
Private Investment Funds	24.49%
Real Estate Investment Trusts
Non-Listed Real Estate Investment Trusts	19.60%
Private Real Estate Investment Trusts	15.14%
Listed Real Estate Investment Trusts	6.03%
Hedge Fund	16.40%
Closed End Funds	10.37%
Non-Listed Business Development Companies	6.79%
Private Business Development Companies	3.36%
Exchange Traded Notes	2.43%
Listed Business Development Companies	2.19%
Semiconductors	2.06%
Private Equity	1.32%
Retail - Discretionary	0.49%
Short-term Investment	0.35%
Entertainment	0.34%
Pipelines	0.27%
Liabilities In Excess Of Other Assets	(11.63)%
Net Assets	100.00%

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
August 31, 2018

Assets:
Investments in Securities, at Value (identified cost $174,810,059)	$191,586,399
Dividends and Interest Receivable	821,117
Receivable for Fund Shares Sold	58,800
Prepaid Expenses and Other Assets	9,678
Total Assets	192,475,994

Liabilities:
Line of Credit Payable	20,300,000
Accrued Advisory Fees (1)	155,966
Interest Payable	65,451
Shareholder Servicing Fees Payable	34,852
Payable to Related Parties (1)	70,877
Distribution Fee Payable	16,609
Payable for Fund Shares Sold	51,149
Other Accrued Expenses	147,173
Total Liabilities	20,842,077

Net Assets	$171,633,917

Composition of Net Assets:
At August 31, 2018, Net Assets consisted of:
Paid-in-Capital	$167,458,930
Accumulated Net Investment Income	320,395
Accumulated Net Realized Loss on:
Investments	(12,921,666)
Net Unrealized Appreciation on:
Investments	16,776,258
Net Assets	$171,633,917

(1)	See Note 3.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)(Continued)
August 31, 2018

Class A Shares:
Net Assets	$135,686,935
Shares Outstanding (no par value; unlimited number of shares authorized)	9,479,418

Net Asset Value and Redemption Price Per Share *	$14.31
Offering Price Per Share ($14.31/0.9425)	$15.18

Class C Shares:
Net Assets	$22,190,143
Shares Outstanding (no par value; unlimited number of shares authorized)	1,593,767

Net Asset Value, Offering Price and Redemption Price Per Share *	$13.92

Class I Shares:
Net Assets	$8,055,355
Shares Outstanding (no par value; unlimited number of shares authorized)	554,653

Net Asset Value, Offering Price and Redemption Price Per Share *	$14.52

Class L Shares:
Net Assets	$5,701,484
Shares Outstanding (no par value; unlimited number of shares authorized)	405,698

Net Asset Value and Redemption Price Per Share *	$14.05
Offering Price Per Share ($14.05/0.98)	$14.34

*	The Net Asset Value for each class will differ due primarily to the allocation of class specific expenses, such as distribution fees and shareholder servicing fees.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended August 31, 2018

Investment Income:
Dividend Income	$6,488,683
Interest Income	20,879
Total Investment Income	6,509,562

Expenses:
Investment Advisory Fees	1,226,718
Shareholder Servicing Fees:
Class A	181,678
Class C	29,566
Class L	7,818
Distribution Fees:
Class C	88,696
Class L	15,636
Interest Expense	283,399
Transfer Agent Fees	99,814
Administration Fees	84,690
Printing Expense	70,575
Trustees’ Fees and Expenses	60,494
Legal Fees	50,409
Audit Fees	39,077
Registration & Filing Fees	38,312
Fund Accounting Fees	32,666
Non 12b-1 Shareholder Servicing	25,206
Compliance Fees	15,627
Custody Fees	11,590
Insurance Expense	7,544
Miscellaneous Expenses	1,512
Total Expenses	2,371,027
Less: Fees Waived by Advisor	(221,546)
Net Expenses	2,149,481

Net Investment Income	4,360,081

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on:
Investments	(7,054,778)
Net Change in Unrealized Appreciation on:
Investments	6,396,530
Net Realized and Unrealized Loss on Investments	(658,248)

Net Increase in Net Assets Resulting From Operations	$3,701,833

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	Ended	Ended
	August 31, 2018	February 28, 2018
	(Unaudited)
Operations:
Net Investment Income	$4,360,081	$2,679,368
Net Realized Gain (Loss) on Investments	(7,054,778)	3,712,686
Distributions of Realized Gain from Underlying Investments	—	55,588
Net Change in Unrealized Appreciation (Depreciation) on Investments	6,396,530	(10,476,098)
Net Increase (Decrease) in Net Assets Resulting From Operations	3,701,833	(4,028,456)

Distributions to Shareholders From:
Net Investment Income
Class A	(4,271,059)	(2,478,355)
Class C	(694,270)	(374,832)
Class I	(199,100)	(58,872)
Class L	(183,021)	(133,920)
Total from Net Investment Income	(5,347,450)	(3,045,979)
Return of Capital
Class A	—	(7,422,228)
Class C	—	(1,192,608)
Class I	—	(214,883)
Class L	—	(352,090)
Total from Return of Capital	—	(9,181,809)

Total Distributions to Shareholders	$(5,347,450)	$(12,227,788)

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Six Months	For the Year
	Ended	Ended
	August 31, 2018	February 28, 2018
	(Unaudited)
From Shares of Beneficial Interest:
Class A Shares:
Proceeds from Shares Issued (147,629 and 741,421 shares, respectively)	$2,143,115	$11,450,602
Distributions Reinvested (157,767 and 375,221 shares, respectively)	2,274,151	5,720,058
Cost of Shares Redeemed (1,047,213 and 1,375,715 shares, respectively)	(15,164,689)	(21,100,354)
Proceeds from Shares Transferred (389 and 1,364 shares, respectively)	5,564	21,262
Cost of Shares Transferred (192,713 and 61,827 shares, respectively)	(2,789,184)	(910,352)
Total From Capital Transactions: Class A	(13,531,043)	(4,818,784)

Class C Shares:
Proceeds from Shares Issued (76,369 and 314,032 shares, respectively)	1,079,336	4,749,354
Distributions Reinvested (27,997 and 59,771 shares, respectively)	393,125	892,131
Cost of Shares Redeemed (215,246 and 206,054 shares, respectively)	(3,036,392)	(3,086,017)
Cost of Shares Transferred (36,872 and 20,835 shares, respectively)	(517,172)	(310,920)
Total From Capital Transactions: Class C	(2,081,103)	2,244,548

Class I Shares:
Proceeds from Shares Issued (76,363 and 181,501 shares, respectively)	1,124,942	2,814,493
Distributions Reinvested (5,223 and 6,832 shares, respectively)	76,302	104,979
Cost of Shares Redeemed (120,439 and 140,629 shares, respectively)	(1,770,279)	(2,174,192)
Proceeds from Shares Transferred (225,023 and 79,844 shares, respectively)	3,300,792	1,200,010
Total From Capital Transactions: Class I	2,731,757	1,945,290

Class L Shares:
Proceeds from Shares Issued (2,098 and 20,138 shares, respectively)	29,859	308,409
Distributions Reinvested (6,875 and 19,046 shares, respectively)	97,399	286,942
Cost of Shares Redeemed (65,709 and 169,591 shares, respectively)	(935,419)	(2,571,832)
Total From Capital Transactions: Class L	(808,161)	(1,976,481)
Total Decrease in Net Assets from Shares of Beneficial Interest:	(13,688,550)	(2,605,427)

Total Decrease in Net Assets	(15,334,167)	(18,861,671)

Net Assets:
Beginning of Period	186,968,084	205,829,755
End of Period	$171,633,917	$186,968,084

Accumulated Net Investment Income at End of Period	$320,395	$1,307,764

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year		For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended		Ended		Ended
	August 31, 2018		February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$14.45		$15.67		$15.20		$16.74		$16.51		$15.73
From Operations:
Net investment income (a)	0.38		0.22		0.35		0.46		0.41		0.39
Net gain (loss) on investments (both realized and unrealized)	(0.09)		(0.52)		1.06		(1.04)		0.80		1.29
Total from Operations	0.29		(0.30)		1.41		(0.58)		1.21		1.68

Less Distributions:
From net investment income	(0.43)		(0.23)		(0.29)		(0.40)		(0.40)		(0.29)
From net realized gains on investments	—		—		—		—		(0.37)		(0.55)
From paid in capital	—		(0.69)		(0.65)		(0.56)		(0.21)		(0.06)
Total Distributions	(0.43)		(0.92)		(0.94)		(0.96)		(0.98)		(0.90)

Net Asset Value, End of Period	$14.31		$14.45		$15.67		$15.20		$16.74		$16.51

Total Return (b)	1.84	% (d)	(2.56)%		9.48	% (h)	(3.57	)% (h)	7.46%		11.01%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$135,687		$150,428		$168,232		$157,986		$178,502		$129,697
Ratio to average net assets:
Expenses, Gross (c)	2.19	% (f)	1.99	% (f)	1.66	% (f)	1.58	% (f)	1.55	% (f)	1.60%
Expenses, Net of Reimbursement/Recapture (c)	1.95	% (f)	1.80	% (f)	1.66	% (f)	1.58	% (f)	1.61	% (e,f)	1.75	% (e)
Net investment income, Net of Reimbursement/Recapture (c)	5.19	% (g)	1.42	% (g)	2.25	% (g)	2.87	% (g)	2.43	% (g)	2.46%

Ratio to average net assets (excluding interest expense):
Expenses, Gross (c)	1.88	% (f)	1.96	% (f)	1.57	% (f)	1.49	% (f)	1.55	% (f)	1.60%
Expenses, Net of Reimbursement/Recapture (c)	1.64	% (f)	1.77	% (f)	1.57	% (f)	1.49	% (f)	1.61	% (e,f)	1.75	% (e)
Portfolio turnover rate	11	% (d)	27%		13%		21%		49%		14%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Such ratio includes the Advisor’s recapture of waived/reimbursed fees from prior periods.

(f)	Does not include the expenses of the investment companies in which the Fund invests.

(g)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year		For the Year		For the Period
	Ended		Ended	Ended		Ended		Ended
	August 31, 2018		February 28, 2018	February 28, 2017		February 29, 2016		February 28, 2015 *
	(Unaudited)
Net Asset Value, Beginning of Period	$14.11		$15.42	$15.06		$16.71		$17.02
From Operations:
Net investment income (a)	0.32		0.10	0.23		0.33		0.18
Net gain (loss) on investments (both realized and unrealized)	(0.09)		(0.51)	1.06		(1.03)		0.16
Total from Operations	0.23		(0.41)	1.29		(0.70)		0.34

Less Distributions:
From net investment income	(0.42)		(0.22)	(0.28)		(0.39)		(0.12)
From net realized gains on investments	—		—	—		—		(0.35)
From return of capital	—		(0.68)	(0.65)		(0.56)		(0.18)
Total Distributions	(0.42)		(0.90)	(0.93)		(0.95)		(0.65)

Net Asset Value, End of Period	$13.92		$14.11	$15.42		$15.06		$16.71

Total Return (b)	1.45	% (d)	(3.32)%	8.73	% (g)	(4.28	)% (g)	2.04	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$22,190		$24,575	$24,585		$19,046		$10,926
Ratio to average net assets:
Expenses, Gross (c)(e)	2.94%		2.75%	2.40%		2.33%		2.30	% (c)
Expenses, Net of Reimbursement/Recapture (c)(e)	2.70%		2.55%	2.40%		2.33%		2.30	% (c)
Net investment income (c)(f)	4.54%		0.68%	1.48%		2.12%		1.76	% (c)

Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	2.63%		2.72%	2.33%		2.24%		2.30	% (c)
Expenses, Net of Reimbursement/Recapture (c)(e)	2.39%		2.53%	2.33%		2.24%		2.30	% (c)
Portfolio turnover rate	11	% (d)	27%	13%		21%		49	% (d)

*	Class C commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class I
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year		For the Year		For the Period
	Ended		Ended	Ended		Ended		Ended
	August 31, 2018		February 28, 2018	February 28, 2017		February 29, 2016		February 28, 2015 *
	(Unaudited)
Net Asset Value, Beginning of Period	$14.64		$15.86	$15.24		$16.75		$17.02
From Operations:
Net investment income (a)	0.45		0.25	0.42		0.48		0.30
Net gain (loss) on investments (both realized and unrealized)	(0.13)		(0.54)	1.15		(1.03)		0.09
Total from Operations	0.32		(0.29)	1.57		(0.55)		0.39

Less Distributions:
From net investment income	(0.44)		(0.23)	(0.30)		(0.40)		(0.06)
From net realized gains on investments	—		—	—		—		(0.37)
From return of capital	—		(0.70)	(0.65)		(0.56)		(0.23)
Total Distributions	(0.44)		(0.93)	(0.95)		(0.96)		(0.66)

Net Asset Value, End of Period	$14.52		$14.64	$15.86		$15.24		$16.75

Total Return (b)	2.00	% (d)	(2.39)%	10.52	% (g)	(3.37	)% (g)	2.37	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$8,055		$5,395	$3,820		$7,806		$1,185
Ratio to average net assets:
Expenses, Gross (c)(e)	1.94%		1.79%	1.39%		1.33%		1.30%
Expenses, Net of Reimbursement/Recapture (c)(e)	1.70%		1.57%	1.39%		1.33%		1.30%
Net investment income (c)(f)	6.07%		1.64%	2.67%		3.09%		2.80%

Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	1.61%		1.76%	1.29%		1.24%		1.30%
Expenses, Net of Reimbursement/Recapture (c)(e)	1.37%		1.55%	1.29%		1.24%		1.30%
Portfolio turnover rate	11	% (d)	27%	13%		21%		49	% (d)

*	Class I commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund - Class L
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six Months		For the Year	For the Year		For the Year		For the Period
	Ended		Ended	Ended		Ended		Ended
	August 31, 2018		February 28, 2018	February 28, 2017		February 29, 2016		February 28, 2015 *
	(Unaudited)
Net Asset Value, Beginning of Period	$14.21		$15.51	$15.11		$16.72		$17.02
From Operations:
Net investment income (a)	0.31		0.14	0.27		0.37		0.20
Net gain (loss) on investments (both realized and unrealized)	(0.04)		(0.53)	1.06		(1.03)		0.17
Total from Operations	0.27		(0.39)	1.33		(0.66)		0.37

Less Distributions:
From net investment income	(0.43)		(0.23)	(0.28)		(0.39)		(0.13)
From net realized gains on investments	—		—	—		—		(0.35)
From return of capital	—		(0.68)	(0.65)		(0.56)		(0.19)
Total Distributions	(0.43)		(0.91)	(0.93)		(0.95)		(0.67)

Net Asset Value, End of Period	$14.05		$14.21	$15.51		$15.11		$16.72

Total Return (b)	1.60	% (d)	(3.13)%	9.01	% (g)	(4.03	)% (g)	2.25	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$5,701		$6,570	$9,192		$9,143		$8,356
Ratio to average net assets:
Expenses, Gross (c)(e)	2.69%		2.46%	2.16%		2.08%		2.05%
Expenses, Net of Reimbursement/Recapture (c)(e)	2.45%		2.28%	2.16%		2.08%		2.05%
Net investment income (c)(f)	4.35%		0.90%	1.77%		2.37%		2.00%

Ratio to average net assets (excluding interest expense)
Expenses, Gross (c)(e)	2.39%		2.43%	2.07%		1.99%		2.05%
Expenses, Net of Reimbursement/Recapture (c)(e)	2.15%		2.26%	2.07%		1.99%		2.05%
Portfolio turnover rate	11	% (d)	27%	13%		21%		49	% (d)

*	Class L commenced operations on July 2, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any and exclude the effects of sales loads. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Not annualized.

(e)	Does not include the expenses of the investment companies in which the Fund invests.

(f)	The recognition of investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
August 31, 2018

1.	ORGANIZATION

Multi-Strategy Growth & Income Fund (the “Fund”) was organized as a Delaware statutory trust on June 3, 2011, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and is a diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek returns from capital appreciation and income with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in the income-producing securities of real estate investment trusts (“REITs”) and alternative investment funds, as well as common stocks and structured notes, notes, bonds and asset-backed securities.

The Fund currently offers Class A, Class C, Class I and Class L shares. Class A shares commenced operations on March 16, 2012; Class C, Class I and Class L shares commenced operations on July 2, 2014. Class A and Class L shares are offered at net asset value plus a maximum sales charge of 5.75% and 2.00%, respectively. Class C and Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update “ASU” 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean of the closing bid and asked prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor (defined below), those securities will be valued at “fair value” as determined in good faith by the Fair Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. Calls with the management teams of these securities are completed to gain further insight that might not be as evident through the reading of published reports or filings.

Often, significant back-testing or historical data analysis is employed to gain increased, tangible perspective into ways to enhance the accuracy of either existing, or potentially new fair valuation approaches. This also ensures that recent enhancements or additional methodologies are leading to more accurate valuations.

Ongoing “logic checks” and evaluations of underlying portfolios are used to identify potential disconnects between current methodologies and expected results.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund invests in some securities which are not traded and the Board’s Valuation Committee has established a methodology for fair value of each type of security. Non-listed REITs that are in the public offering period (or startup phase) are valued at cost according to management’s fair valuation methodology unless the REIT issues an updated valuation. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore, potentially carry additional risks that may impact valuation should the REIT be unable to raise sufficient capital and execute their business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Non-traded REITs that are in their offering period are generally categorized as Level 3 in the fair value hierarchy. Once a REIT closes to new investors, the Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the REIT issues an updated market valuation. Non-traded REITs that have closed to new investors are generally categorized in Level 2 of the fair value hierarchy, due to the significance of the effect of the application of the movement of the market index on the overall fair valuation of the REIT. Other non-traded private investments are monitored for any independent audits of the investment or impairments reported on the potential value of the investment. For non-traded private investments, including private real estate investment trusts and non-traded partnership funds, that are themselves treated as investment companies under GAAP, the Fund follows the guidance in GAAP that allows, as practical expedient, the Fund to value such investments at their reported NAV per share (or if not unitized, at an equivalent percentage of the capital of the investee entity). Such investments typically provide an updated NAV or its equivalent on a quarterly basis. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

The non-listed Business Development Companies provide quarterly fair value pricing which is used as an indicator of the valuation for the Fund. If the value significantly fluctuates, the Advisor will provide an updated price. If a significant event occurs that causes a large change in price, the Fair Valuation Committee will call a meeting to evaluate the fair value. Non-traded Business Development Companies are categorized as Level 2 in the fair value hierarchy. The Hedge Funds provide monthly fair value pricing which is used as an indicator of the valuation for the Fund. The Fund values the security based on the movement of an appropriate market index or a similar security that is publicly traded until the Hedge Fund issues an updated market valuation.

Valuation of Fund of Funds - The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds. Open-end investment companies are valued at their net asset value per share and closed-end investment companies that trade on an exchange are valued as described under security valuation.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value of a security may fall into different levels (Level 1, Level 2 or Level 3) of the fair value hierarchy. In such cases, for disclosure purposes, the level within which the fair value measurement falls, in its entirety, is determined based on the lowest level input that is significant in its entirety to the fair value measurement.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2018 for the Fund’s assets and liabilities measured at fair value:

Assets*
Investments:	Practical Expedient (1)	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$11,440,041	$—	$—	$11,440,041
Exchange Traded Notes	—	4,177,253	—	—	4,177,253
Real Estate Investment Trusts	25,988,329	10,345,365	33,645,872	—	69,979,566
Non-Listed Business Development Companies	3,140,356	—	8,520,044	—	11,660,400
Private Business Development Companies	5,759,199	—	—	—	5,759,199
Private Investment Funds	42,023,343	—	—	—	42,023,343
Closed-End Funds	—	17,790,165	—	—	17,790,165
Hedge Fund	28,150,191	—	—	—	28,150,191
Short-Term Investment	—	606,241	—	—	606,241
Total Investments	$105,061,418	$44,359,065	$42,165,916	$—	$191,586,399

(1)	Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the portfolio of investments.

*	Refer to the Portfolio of Investments for industry classifications.

There were no transfers between Level 1 and Level 2 during the six months ended August 31, 2018.

It is the Fund’s policy to record transfers into or out of any level at the beginning of the reporting period.

There was a change in fair valuation measurement inputs from Level 3 to practical expedient. Practical expedient became available based on the Fund receiving NAVs quarterly via investor letters and/or statements from the Sponsor.

The following is the fair value measurement of investments that are measured at Net Asset Value per Share (or its equivalent) as a practical expedient:

			Unfunded
Security Description	Industry	Value	Commitments	Redemption Frequency	Redemption Notice Period
AIF SPV, LLC	Private Investment Company	$—	$—	Quarterly	180 Days
AIM Infrastructure MLP Fund II	Private Investment Company	4,281,151	1,616,250	Quarterly	30-60 Days
Arboretum Core Asset Fund, L.P.	Private Investment Company	2,500,000	7,500,000	Annually	30 Days
Business Development Corp. of America	Non-Listed BDC	3,140,356	—	Quarterly	Notice prior to announcement of Repurchase Offer
Clarion Lion Industrial Trust	REIT	13,136,936	—	Quarterly	90 Days
Clarion Lion Properties Fund	Private Investment Company	14,575,543	—	Quarterly	90 Days
Collins Masters Access Fund, Ltd.	Hedge Fund	28,150,191	—	Subject to advisor approval	30-60 Days
Cottonwood Residential, Inc.	Private Real Estate Investment	12,851,393	—	Subject to advisor approval	90 Days
Levine Leichtman Capital Partners VI, LP	Private Investment Company	2,081,244	6,917,248	Subject to advisor approval	n/a
Mosaic Real Estate Credit, LLC	Private Investment Company	10,000,000	—	Subject to advisor approval	2 year lock up, then annual with 90 Days notice
Owl Rock Capital Corp.	Private BDC	5,759,199	6,210,214	Quarterly	90 Days
Ovation Alternative Income Fund, LP	Private Investment Company	7,759,781	—	Quarterly	180 Days
Stepstone Capital #	Private Investment Company	825,624	9,174,376	Subject to advisor approval	n/a
		$105,061,418	$31,418,088

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). Most ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed (or managed) portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended February 28, 2015 to February 28, 2017, or expected to be taken in the Fund’s February 28, 2018 year-end tax return. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended August 31, 2018, the Fund did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Fund, (the “Advisory Agreement”), investment advisory services are provided to the Fund by LCM Investment Management, LLC (the “Advisor”). Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.35% of the average daily net assets of the Fund, effective August 4, 2017. Prior to that, the Advisor received monthly fees calculated to an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended August 31, 2018, the Advisor earned advisory fees of $1,226,718. For the six months ended August 31, 2018, the Advisor was owed $155,966 in advisory fees.

Pursuant to a written contract (the “Expense Limitation Agreement”), the Advisor has agreed, at least until August 4, 2019, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), taxes or extraordinary expenses, such as litigation expenses), do not exceed the following amounts per annum of the average daily net assets of each class of shares, effective August 4, 2017:

Class A	Class C	Class I	Class L
1.95%	2.70%	1.70%	2.45%

These amounts will herein be referred to as the “expense limitations.”

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

Any waiver or reimbursement by the Advisor under the Expense Limitation Agreement is subject to repayment by the Fund within three years from the date the Advisor waived any payment or reimbursed any expense, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. The Board may terminate this expense reimbursement arrangement at any time. For the six months ended August 31, 2018, the Advisor waived fees/reimbursed expenses of $221,546.

The following amount is subject to recapture by the Adviser by the following date:

2/28/2020
$386,639

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets attributed to each of Class A, Class C and Class L shares for such services. For the six months ended February 28, 2018, the Fund incurred shareholder servicing fees of $181,678, $29,566, and $7,818 for Class A, Class C and Class L shares, respectively. The Class C and Class L shares also pay to the Distributor a distribution fee, payable under distribution plans adopted by the Board (“Distribution Plans”), for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities including marketing and other activities to support the distribution of the Class C and Class L shares. Under the Distribution Plans, the Fund pays 0.75% and 0.50% per year of its average daily net assets for such services for Class C and Class L shares, respectively. For the six months ended August 31, 2018, the Fund incurred distributions fees of $88,696 and $15,636 for Class C and Class L shares, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended August 31, 2018, the Distributor received $84,638 and $608 in underwriting commissions for sales of Class A and Class L shares, respectively, of which $14,729 and $228 were retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund. An officer of the Fund is also an officer of NLCS, and is not paid any fees directly by the Fund for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

Trustees – Each Trustee who is not affiliated with the Trust or the Trust’s investment adviser (“Independent Trustee”) receives a quarterly fee of $5,000, as well as reimbursement for any reasonable expenses incurred in attending regularly scheduled meetings (“Regular Board Meetings”) of the Board. In addition to the fees and reimbursements described above:

●	As compensation for attendance and participation at the regularly scheduled meetings (“Regular Audit Committee Meetings”) of the Audit Committee of the Board (“Audit Committee”), each member (“Member”) of the Audit Committee who is not the Chairperson of the Audit Committee (this includes Ira Miller and Darlene DeRemer) receives a quarterly fee of $2,500;

●	As compensation for attendance and participation at the Regular Audit Committee Meetings, the Chairperson of the Audit Committee (Mark Riedy) receives a quarterly fee of $2,750;

●	Each Independent Trustee receives a fee of $3,000 for each in-person Board meeting attended by such Trustee, provided such meeting is not a Regular Board Meeting;

●	Each Independent Trustee receives a fee of $3,000 for each telephonic Board meeting attended by such Trustee, provided such meeting is not a Regular Board Meeting;

●	Each Member receives a fee of $1,500 for each in-person Audit Committee meeting attended by such Member, provided such meeting is not a Regular Audit Committee Meeting or a meeting conducted in conjunction with a Board meeting;

●	Each Member receives a fee of $750 for each telephonic Audit Committee meeting attended by such Member, provided such meeting is not a Regular Audit Committee Meeting or a meeting conducted in conjunction with a Board meeting; and

●	Each Member receives a fee of $750 for each in-person or telephonic Audit Committee meeting attended by such Member if such meeting is conducted in conjunction with a Board meeting and provided such meeting is not a Regular Audit Committee Meeting.

None of the executive officers receive compensation from the Trust.

Other Affiliates – During the six months ended August 31, 2018, Lucia Securities, LLC (“Lucia Securities”), a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Fund for which it received brokerage commissions of $11,270. The Distributor has entered into an agreement with Lucia Securities under which Lucia Securities provides wholesaling services with respect to the Fund. For the six months ended August 31, 2018, Lucia Securities received $1,944 under the agreement.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the Six months ended February 28, 2018, amounted to $20,419,691 and $27,574,224, respectively.

5.	REPURCHASE OFFERS / SHARES OF BENEFICIAL INTEREST

Pursuant to Rule 23c-3 under the 1940 Act, on a quarterly basis, the Fund offers shareholders holding all classes of shares the option of redeeming shares at net asset value. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of all outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of all outstanding shares on the repurchase request deadline, the Fund shall repurchase the shares tendered on a pro rata basis. There is no guarantee that a shareholder will be able to sell all of the shares tendered in a quarterly repurchase offer. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

	Repurchase Offer	Repurchase Offer
Commencement Date	March 16, 2018	June 15, 2018
Repurchase Request	April 20, 2018	July 17, 2018
Repurchase Pricing Date	April 20, 2018	July 17, 2018

Net Asset Value as of Repurchase Offer Date
Class A	$14.45	$14.52
Class C	$14.10	$14.13
Class I	$14.65	$14.72
Class L	$14.21	$14.26

Amount Repurchase
Class A	$8,535,160	$8,086,379
Class C	$2,402,405	$881,411
Class I	$542,577	$1,227,701
Class L	$451,858	$483,561

Percentage of Outstanding Shares Repurchased
Class A	5.64%	5.61%
Class C	9.57%	3.79%
Class I	9.31%	14.83%
Class L	6.84%	7.75%

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	February 28, 2018	February 28, 2017
Ordinary Income	$3,045,979	$3,730,416
Return of Capital	9,181,809	8,225,473
	$12,227,788	$11,955,889

As of February 28, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(516,852)	$(5,350,034)	$—	$11,687,490	$5,820,604

The difference between book basis and tax basis unrealized appreciation of investments, undistributed net investment income, and accumulated net realized loss is primarily attributable to the tax deferral of losses on wasH sales and adjustment for partnerships and mark-to-market on passive foreign investment companies.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $516,852.

At February 28, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total	Utilized
$5,350,034	$—	$5,350,034	$3,894,313

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

Permanent book and tax differences, primarily attributable to adjustments related to partnerships and passive foreign investment companies, resulted in reclassification for the year ended February 28, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$247,884	$(247,884)

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$173,502,297	$15,762,785	$(33,846,887)	$(18,084,102)

8.	DISTRIBUTABLE CASH FLOW

The table below has been included to provide additional insight in regards distribution coverage metrics for the Fund, particularly in regards to how to differentiate between the tax components of distributions and the actual non-GAAP cash flows received from the Fund’s underlying investments. One of the advantages that the Fund is able to provide to investors is the tax characterizations of distributions received. For example, a portion of distributions received from REITs and certain partnerships are often treated as a non-taxable return of capital as an inherent structural advantage of the underlying investments. This allows for the deferral of tax consequences on certain distributions. As such, from a tax characterization, these are considered a “return of capital” but are, in actuality, still a cash inflow source received from the underlying investments. The table is specifically designed to better inform investors of the distributable cash flows received, and the distribution coverage they represent. For example, as can be seen below, for the fiscal year ended February 28, 2018, only 53.8% of distributions were represented by gross income as defined by the Fund’s Statement of Operations (tax-basis), but when factoring in the tax adjustments attributable to underlying investments, these total distributions, dividends and interest represented 101% of gross distributions made by the Fund. The table also includes additional lines for coverage when factoring in total net fees and expenses, as well as net realized gains and losses. This information is supplemental, unaudited, and is not inclusive of required financial disclosures (such as total expense ratio), and should be read in conjunction with the Fund’s full financial statements.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

	For the Six
	Months Ended	For the Year
	August 31, 2018	Ended February
	(Unaudited)	28, 2018
Gross Income Per Statement of Operations:	6,509,562	6,580,963
Tax Adjustments attributable to underlying investments (1):	0	5,808,377
Total Distributions, dividends and interest from underlying investments:	$6,509,562	$12,389,340
Distributions to Shareholders:	$(5,347,450)	$(12,227,788)
Gross Distribution Coverage Ratio:	122%	101%
Total net fees and expenses (breakdown)
Total Fees & Expenses:	$2,371,027	$4,288,234
Fees Waived (added back):	$(221,546)	$(386,639)
Total Net Fees & Expenses:	$2,149,481	$3,901,595
Net Distributable Income:	$4,360,081	$8,487,745
Distribution Coverage Ratio excluding Net Realized G/L:	82%	69%
Net Realized Gain/(Loss):	$(7,054,778)	$(1,151,003)

Distribution Coverage Ratio including Net Realized G/L:	-50%	60%

(1)	Tax adjustments attributable to REITs and other investments are adjustments to reflect the tax character of distributions received from underlying investments. Specifically, a portion of distributions received from REITs are often treated as non-taxable return of capital for book and tax purposes and distributions received from investments structured as partnerships are also treated as return of capital to the extent the distributions received exceed the income reported to the Fund on the Form K-1’s received from the underlying investments.

9.	CREDIT FACILITY

The Fund has the opportunity to borrow money from a broker with a variable limit based on how many securities are pledged as collateral. It is intended to provide financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Borrowings are secured by certain of the Fund’s investments. Interest will be accrued at the 1 Month LIBOR rate plus 110 bps to be paid monthly. The credit facility is with Barclays. During the six months ended August 31, 2018, the Fund paid $220,797 in interest on the borrowings. Average borrowings and the average interest rate during the six months ended August 31, 2018, were $13,115,385 and 3.69%, respectively. The largest outstanding amount borrowed during the period was $20,300,000. The balance due to the broker as of August 31, 2018 was $20,300,000.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements. On September 27, 2018, the Fund paid distributions of $0.0709, $0.0689, $0.0720 and $0.0696 per share to shareholders of record on September 26, 2018 for Class A, Class C, Class I and Class L shares, respectively. The Fund completed a quarterly repurchase offer on October 22, 2018 which resulted in 6.18%, 10.62%, 5.87% and 4.68% of Fund shares being repurchased for $8,192,804, $2,233,985, $601,967 and $263,839 for Class A, Class C, Class I and Class L, respectively.

On October 18, 2018, the Fund filed a definitive proxy statement in connection with the anticipated special meeting of shareholders of the Fund (the “Meeting”) to be held at the offices of Gemini Fund Services, LLC, the Fund’s administrator, at 80 Arkay Drive, Hauppauge, NY 11788, on November 20, 2018 at 10:00 a.m. for the following purposes, and at any and all adjournments or postponements thereof.

Multi-Strategy Growth & Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued)
August 31, 2018

Proposals

1.	To approve a new advisory agreement between Destra Capital Advisors LLC (“Destra”) and the Fund.

2.	To approve a new sub-advisory agreement between Destra and LCM Investment Management, LLC.

3.	To elect Nicholas Dalmaso, John S. Emrich, Michael S. Erickson and Jeffrey S. Murphy to the Board of Trustees.

4.	To approve an amendment to the Fund’s registration statement to reflect that the Fund is a non-diversified investment company.

5.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on October 3, 2018 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

PRIVACY NOTICE

Rev: April 2013

FACTS	WHAT DOES MULTI-STRATEGY GROWTH & INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Multi-Strategy Growth & Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Multi- Strategy Growth & Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-855-601-3841

Who we are
Who is providing this notice?	Multi-Strategy Growth & Income Fund
What we do
How does Multi-Strategy Growth & Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Multi-Strategy Growth & Income Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Multi-Strategy Growth & Income Fund does not share with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies

■    Multi-Strategy Growth & Income Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Multi-Strategy Growth & Income Fund doesn’t jointly market.

Investment Advisor
LCM Investment Management, LLC
13520 Evening Creek Drive N. Suite 300
San Diego, CA 92128

Distributor
Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-601-3841 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-601-3841.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Multi-Strategy Growth & Income Fund

By (Signature and Title)

/s/ Raymond J. Lucia, Jr.

Raymond J. Lucia, Jr., Principal Executive Officer/President

Date 11/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Raymond J. Lucia, Jr.

Raymond J. Lucia, Jr., Principal Executive Officer/President

Date 11/8/2018

By (Signature and Title)

/s/ Raymond J. Lucia, Jr.

Raymond J. Lucia, Jr., Treasurer, Principal Financial Officer/Treasurer

Date 11/8/2018